Prepayment and Other Current Assets (Parenthetical) (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2012
Prepaid Expense and Other Assets, Current [Abstract]
Refundable prepayments	$ 325	[1]

[1]	The group prepaid a refundable fee to a government agency in the year ended September 30, 2010 as a sponsor of ITAT contest which was subsequently cancelled. In 2013, the Group and the government agency agreed to cease a series of cooperations on ITAT program, including ITAT contest. Based on the termination agreement, the Group waived the amount of US$325 related to the sponsorship of ITAT contest and accordingly wrote off the refundable prepayments in 2013. The Group recorded a full allowance for such prepaid amount in 2012.